Yamana Acquisition	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about business combination [abstract]
Yamana Acquisition
8. YAMANA ACQUISITION

On March 31, 2023, the Company completed the acquisition of 100% of the issued and outstanding shares of Yamana for consideration of 153.8 million Pan American Common Shares, which were valued at approximately $2.8 billion based on the closing price of the shares on March 30, 2023 (the "Acquisition"). After this share issuance, Pan American shareholders owned approximately 58%, while former Yamana shareholders owned approximately 42%, of the shares of the combined company.
As a result of the Acquisition, the Company received $259.5 million in cash and cash equivalents from Yamana. The Company began consolidating the operating results, cash flows and net assets of Yamana from March 31, 2023 onwards.
The Company sought to increase production of silver and gold, expand its mineral reserves, mine life and growth opportunities through the acquisition of Yamana's diverse portfolio of mines and projects, including the following principal mines: Jacobina in Brazil; El Peñon and Minera Florida in Chile; and Cerro Moro in Argentina.
The Company reported its initial accounting for the Acquisition during the first quarter of 2023 and had a measurement period of up to one year from the acquisition date to adjust any provisional amounts recognized and to recognize new assets and liabilities as a result of new information obtained that existed at the acquisition date. As a result, the Company recorded adjustments, most significantly to the acquired deferred tax liabilities and mineral properties, plant and equipment through the process of finalizing the purchase price allocation. All measurements impacted by the adjustments have been reflected retrospectively to the acquisition date.
Since acquisition on March 31, 2023, the assets acquired from Yamana contributed $916.1 million of revenue and $6.5 million of net earnings. Had the transaction occurred January 1, 2023, Yamana would have contributed revenue of $1,198.3 million and pre-tax net income of $30.6 million for the year ended December 31, 2023.
Total consideration:

Nature of consideration	Shares (in millions)	Consideration
Pan American Shares (1)	153.8	$2,823.0
(1)The Pan American Share consideration value is based on an assumed value of $18.36 per share (based on the closing price of the common shares of Pan American on NASDAQ on March 30, 2023).
Allocation of the purchase price:

	Preliminary as reported on March 31, 2023	Adjustments	Final as reported on December 31, 2023
Assets acquired
Cash and cash equivalents	$259.5	$—	$259.5
Investments	59.5	—	59.5
Accounts receivable (1)	20.4	—	20.4
Income tax receivables	19.4	—	19.4
Value added tax receivables	54.0	—	54.0
Inventories	242.0	5.5	247.5
Mineral properties, plant and equipment	5,273.2	(218.8)	5,054.4
Other assets	59.4	—	59.4
Liabilities assumed
Accounts payable	(215.2)	(0.1)	(215.3)
Income tax payables	(34.8)	12.4	(22.4)
Provision for closure and decommissioning liabilities	(238.7)	(5.3)	(244.0)
Litigation provisions	(34.6)	—	(34.6)
Lease obligations	(65.9)	(15.5)	(81.4)
Debt (2)	(943.1)	15.5	(927.6)
Other long-term liabilities	(59.7)	—	(59.7)
Deferred taxes	(1,083.2)	202.0	(881.2)
Net assets acquired	3,312.2	(4.3)	3,307.9
Non-controlling interests (3)	(489.2)	4.3	(484.9)
Net assets attributable to Pan American	$2,823.0	$—	$2,823.0
(1)Trade receivables acquired had a fair value of $0.5 million, which was equal to their gross contractual value. Other receivables acquired had a fair value of $19.9 million. Trade and other receivables are expected to be collected during the next 12 months.
(2)Debt acquired includes: 1. two senior notes with a fair value of $675.2 million (Note 21); 2. a revolving credit facility with a fair value of $205 million; 3. the MARA loan with a fair value of $37.0 million; and 4. Short-term loan with a fair value of $10.4 million.
(3)Non-controlling interests were measured at the proportionate share in the identifiable net assets recognized.
The Company recorded the following acquisition related costs for the year ended December 31, 2023 and 2022.

	Year ended December 31, 2023
	2023	2022
Transaction related costs	$20.7	$157.4
Integration related costs	4.6	—
	$25.3	$157.4